SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 30, 1998
                Date of report (Date of earliest event reported)


                               SUCCESSORIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


          ILLINOIS                       0-22834                 36-3760230
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


                2520 DIEHL ROAD
                AURORA, ILLINOIS                           60504
    (Address of Principal Executive Office)              (Zip Code)


                                  630/820-7200
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On June 29, 1998, Registrant announced that James M. Beltrame, has been removed as President and Chief Executive Officer of the Registrant.

         See attached press release issued by Successories, Inc., on June 29, 1998 (the "Press Release"). The information set forth in the Press Release is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c) EXHIBITS


Exhibit No.       Exhibits                  Description
-----------       --------                  -----------
99.1                (c)                     Press Release dated June 29, 1998


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated as of June 30, 1998

                                       SUCCESSORIES, INC.
                                       (Registrant)



                                       By:   /s/ Timothy C.  Dillion
                                       -----------------------------------------
                                                 Timothy C. Dillon
                                                 Senior Vice President and
                                                 General Counsel


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


                                INDEX TO EXHIBITS

Exhibit No.             Description
-----------             -----------

  99.1                  Press Release dated June 29, 1998



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